UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  ------------

                                    FORM 8-K

                                  ------------

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (date of earliest event reported): February 9, 2004


                                  ------------

                           Commission File No. 0-17712

                                  ------------




                         PEGASUS AIRCRAFT PARTNERS, L.P.
                         -------------------------------

             (Exact name of registrant as specified in its charter)


                         State of Organization: Delaware
                   IRS Employer Identification No. 84-1099968
      Four Embarcadero Center, 35th Floor, San Francisco, California 94111
                           Telephone - (415) 434-3900











                        This document consists of 3 pages

Item 5.       Other Events

                  Pursuant to the Registrant's request for no-action relief, on February 9, 2004, the Division of Corporation Finance of the Securities and Exchange Commission stated that it would not object if the Registrant discontinues filing annual and quarterly reports under Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and instead, the Registrant discloses any material events relating to its winding up and liquidation in current reports filed on Form 8-K. Accordingly, the Registrant will not be filing further annual and quarterly reports and currently intends to terminate no later than September 30, 2004. Prior to terminating, the Registrant does not intend to create a liquidating trust but does intend to retain a cash reserve and to pay any additional expenses of the Registrant from that reserve. Upon such termination, the Registrant's remaining cash reserve, if any, will be distributed to the Registrant's Limited Partners of record and the Registrant will report the termination on a Form 8-K.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PEGASUS AIRCRAFT PARTNERS, L.P.
                                                     (Registrant)

                                            By:  Air Transport Leasing, Inc.
                                                 Administrative General Partner







                                            By: /S/Clifford B. Wattley
                                                ----------------------
                                                Clifford B. Wattley
                                                President and Director


    February 24, 2004
    -----------------